                         Proxy Statement

                     Pursuant to Section 14(a)
                    of the Securities Exchange
                           Act of 1934


Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]


Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of Commission Only (as permitted
    by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to 240-14a-11(c) or 240.14a-12.

                   CREDO PETROLEUM CORPORATION

        (Name of Registrant as Specified in Its Charter)



                         Not Applicable

           (Names of Person(s) Filing Proxy Statement)


                   CREDO PETROLEUM CORPORATION

_________________________________________________________________

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    To Be Held March 16, 2000



_________________________________________________________________


     You are invited to attend or to be represented by proxy at the Annual Meeting of Stockholders of CREDO Petroleum Corporation, a Colorado corporation, to be held at the Norwest Bank Denver, Forum Room, Seventeenth and Broadway, Denver, Colorado, on March 16, 2000 at 2:30 p.m., MST, for the purposes set forth below.

     1. To elect one Class II director to serve until the year 2003 Annual Meeting of Stockholders.

     2. To ratify the appointment of independent auditors for the fiscal year 2000.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 3, 2000 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

     Whether or not you plan to attend the meeting, it is important that you return your signed proxy. Your vote is important regardless of the number of shares you own.

                              BY ORDER OF THE BOARD OF DIRECTORS



                                    William F. Skewes
                                    Secretary and General Counsel

February 3, 2000
Denver, Colorado



_________________________________________________________________

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN
IT PROMPTLY SO THAT YOUR VOTE CAN BE RECORDED WHETHER OR NOT YOU
PLAN TO ATTEND THE MEETING.  NO POSTAGE IS REQUIRED IF MAILED IN
THE UNITED STATES.

           You May Revoke Your Proxy And Vote In Person
                      If You Attend The Meeting.


_________________________________________________________________

                   CREDO PETROLEUM CORPORATION
        1801 Broadway, Suite 900, Denver, Colorado 80202
                     _______________________

                         PROXY STATEMENT
                     _______________________

         ANNUAL MEETING OF STOCKHOLDERS, MARCH 16, 2000

     Your proxy in the enclosed form is solicited by the Board of Directors of CREDO Petroleum Corporation for use at the Annual Meeting of Stockholders to be held on Thursday, March 16, 2000 at 2:30 p.m., MST, at the Norwest Bank Denver, Forum Room, Seventeenth and Broadway, Denver, Colorado, and any adjournment thereof. This proxy material was mailed to stockholders on or about February 8, 2000.

     Only stockholders of record at the close of business on February 3, 2000 will be entitled to vote at the meeting. On that date, there were 2,979,437 shares of common stock outstanding and entitled to vote, excluding 698,925 shares held in the Company's treasury.

     All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon. Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors and for ratification of the appointment of Hein + Associates as independent auditors for the Company for fiscal 2000. In addition, all proxies will be voted in accordance with the judgement of the proxy holders with respect to any other matter which may properly come before the meeting. Any stockholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing with the Election Judge an instrument of revocation.

            VOTING SHARES AND PRINCIPAL STOCKHOLDERS

     The $.10 par value common stock of the Company is the only class of capital stock outstanding. Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the stockholders, which vote may be given in person or by proxy duly authorized in writing. Cumulative voting is not permitted. A majority of the shares of outstanding common stock will constitute a quorum for transaction of business at the meeting. The affirmative vote of the majority of the total number of shares represented and voted at the meeting, assuming a quorum is present, is necessary for the approval of each of the matters being voted upon. Shares that either abstain from voting on the proposals presented as to a nominee for director or which lack authority to vote will have no effect in the tabulation of votes although both will be counted toward the presence of a quorum.

     The only persons known to own of record or beneficially more than 5% of the Company's common stock as of February 3, 2000 are set forth below.

                               Amount and Nature of  Percent
   Name and Address            Beneficial Ownership  of Class
   ----------------            --------------------  --------
   James T. Huffman
   2100 Green Oaks Drive
   Littleton, Colorado 80121   440,608 (1)            14.8%

   R. K. O'Connell
   P.O. Box 2003
   Casper, Wyoming 82602       169,419 (2)             5.7%
   _______________
    (1) Includes 129,280 shares owned by members of Mr. Huffman's family and 66,666 shares subject to currently exercisable
        stock options.
    (2) Includes 12,817 shares owned by Mr. O'Connell's wife and by a corporation for which he serves as an officer.

                     DIRECTORS AND OFFICERS
          Election of Directors (Item 1 on Proxy Card)

     The Articles of Incorporation, as amended, classify members of the Board of Directors into three classes having staggered terms of three years each. The Board of Directors presently consist of six directors including five outside directors who have particular expertise in areas considered essential to the Company's business--namely geology, land, petroleum engineering, legal and accounting. The two Class II directors presently serving are Mr. Huffman and Mr. Howell. Mr. Howell is a petroleum engineer and brings that particular expertise to the Board. However, Mr. Howell is unable to stand for re-election to the Board due to illness. The Board is seeking a qualified petroleum engineer to fill the seat vacated by Mr. Howell, and has determined to leave the Class II Board position temporarily vacant at the 2000 Annual Meeting pending the outcome of its selection process.

     The director to be elected to the Board in Class II at the 2000 Annual Meeting of Stockholders will serve until the 2003 Annual Meeting and until his successor is duly elected and qualified. Class I and Class III directors will continue to serve until the 2001 and 2002 Annual Meetings of Stockholders, respectively, and until their successors are duly elected and qualified.

     The Class II nominee named below is presently a member of the Board of Directors. Unless your proxy contains contrary instructions, it will be voted for the nominee. Should the nominee become unable to serve, which is not anticipated, the proxies will vote for such substitute nominee as recommended by the Board of Directors. Any vacancy occurring in a class following the election of that class may be filled by the Board of Directors. A director selected to fill a vacancy in a class will hold office for a term expiring at the annual meeting at which the term of that class expires and until a successor is duly elected and qualified.

     The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.

Information Concerning Director Nominees and Continuing Directors

    Name, Age,                                      Shares of Common
     Position             Business Experience         Stock Owned
   With Company            and Directorships          Beneficially
     and Term             in Other Public or          and Percent
   as Director           Investment Companies         of Class (1)
------------------      -----------------------   ------------------
      CLASS II - NOMINEE FOR ELECTION AT THE 2000 ANNUAL MEETING
          WHOSE TERMS WILL EXPIRE AT THE 2003 ANNUAL MEETING
James T. Huffman        Chairman and President      440,608  14.8%)(2)
  Age: 52; Chairman      since 1981
  of the Board,
  President; Director
  since 1978


           CLASS I - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                          2001 ANNUAL MEETING

Otto P. Butterly        Independent businessman      35,530  (1.2%)(3)
  Age: 82; Director      since 1978; previously a
  since 1983             Price Waterhouse partner

William F. Skewes       Attorney in private          40,130  (1.4%)(3)
  Age: 54; Corporate     practice since 1988;
  Secretary and General  previously a partner in
  Counsel; Director      the Denver law firm of
  since 1980             Kelly, Stansfield and
                         O'Donnell from 1977
                         to 1988


         CLASS III - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                         2002 ANNUAL MEETING

William N. Beach        Independent oil operator    65,000   (2.2%)(3)
  Age: 75; Director      and President of Beach
  since 1980             Exploration, Inc.
                         since 1975

Richard B. Stevens     Independent businessman     135,687   (4.6%)(3)
  Age: 70; Director     and oil operator since
  since 1987            1987; President of
                        SECO Energy Corporation
                        from 1981 to 1987

All Directors and Officers as a Group
 (seven persons)                                   721,955  (24.2%)
_______________
(1) Owned of record and beneficially unless otherwise indicated.
(2) Includes 129,280 shares owned by members of Mr. Huffman's family and 66,666 shares subject to currently exercisable stock options.
(3) Includes 30,000 shares subject to currently exercisable stock options.

             Information Concerning Meetings of the
             Board of Directors and Board Committees

     The Board of Directors met four times during fiscal 1999. All directors except Mr. Howell were present for not less than 75% of the meetings. Due to illness, Mr. Howell was able to attend only one meeting during fiscal 1999. The Board has an Audit Committee (consisting of Messrs. Butterly, Huffman, and Skewes) to recommend the engagement of independent accountants and to monitor their work and findings including the scope of their work, their independence from the Company and its management, and the results of their work. The Audit Committee met four times during fiscal 1999. The Board also has an Executive Committee consisting of Messrs. Butterly, Huffman and Skewes. The Executive Committee met two times during fiscal 1999. There are no compensation or nominating committees. Such matters are considered by the Executive Committee or the Board of Directors.

    Compensation of and Agreements With Non-Employee Directors

     Non-employee directors receive $1,000 plus reimbursement of out-of-pocket expenses for each meeting of the Board of Directors attended and may be paid $100 per hour for committee meeting attendance or for consulting services provided at the request of the majority of the Board of Directors.

     Each non-employee director has been granted a stock option to purchase 30,000 shares of the Company's common stock at the price on the date of grant ($1.94). The option vests in one-third increments beginning on the date of grant and then on each anniversary thereafter until fully vested and it expires on the fifth anniversary of the date of grant. During fiscal 1999, the Company purchased Mr. Howell's stock option for $50,550, the value of the option as reflected by the spread between the option exercise price and the market price of the stock at the date of the purchase agreement.

     The Company has entered into indemnification agreements with each of its non-employee directors. Those agreements require the Company to indemnify such directors to the fullest extent permitted by Colorado Law and to advance expenses in connection with certain claims against the directors.

      Information Concerning Other Executive Officers and
                    Significant Employees

     In addition to the directors, executive officers and control person listed above, the following persons are executive officers or significant employees as defined by Securities and Exchange
Commission regulations.

  Name     Position      Age            Work Experience
-------   ----------    ----  ----------------------------------
Kenneth   Manager-       50   Prior to joining the Company,
J.        Petroleum           Senior Reservoir Engineer for Axem
DeFehr    Engineering         Resources, Inc. from 1982 to 1990.
          since               Previously reservoir engineer for
          October             Phillips Petroleum Company.
          1990                Registered Professional Engineer.

Alford    Vice           54   Prior to joining the Company, Vice
B. Neely  President           President Finance of Unidata, Inc.
          and Chief           from 1992 to 1997.  Prior to 1992,
          Financial           Director of Sprint Corporation,
          Officer             Senior Vice President Finance &
          since               Administration of Technical Oil
          April 1998          Tool Corporation, and Senior Staff
                              Auditor with Deloitte & Touche.
                              Certified Public Accountant.

Torie A.  Manager-       45   Prior to joining the Company,
Vandeven  Geology             Regional Geologist for Key
          and                 Production Company from 1997 to
          Exploration         1998.  Previously Senior Staff
          since               Geologist and Regional Exploitation
          August 1999         Geologist for Amoco Production
                              Company from 1995 to 1997 and from
                              1998 to 1999. Prior to 1995, Senior
                              Staff Geologist for Santa Fe
                              Minerals, Inc.  Certified Petroleum
                              Geologist.

                     Executive Compensation

     The following table shows, for the fiscal year ended
October 31, 1999, the compensation paid or accrued by the Company for services in all capacities to the chief executive officer of the Company. No other executive officer had salary and bonus in excess of $100,000.

                        Summary Compensation Table

                   Annual Compensation         Long Term Compensation
                 -------------------------   --------------------------
                                                   Awards       Payouts
                                             -----------------  -------
                                                     Securities
                                    Other       Res-    Under-           All
Name and                            Annual    tricted   lying           Other
Principal                           Compen-    Stock   Options   LTIP   Compen-
Position   Year   Salary   Bonus    sation    Award(s) (Shares) Payouts  sation
---------- ----  -------- -------  --------  --------- -------- ------- -------
James T.   1999  $118,000 $15,000 $15,800(2)    -          -      -    $3,700(1)
Huffman,   1998  $111,000    -    $15,400(2)    -          -      -    $6,000(1)
 Chief     1997  $108,000    -       -          -       100,000   -    $9,600(1)
 Executive
 Officer
___________________
(1) Of this amount, approximately one-half represents life insurance premiums and approximately one-half represents Mr. Huffman's share of employer matching contributions to the Company's 401(K) Retirement
    Plan.
(2) Of this amount, approximately 80% represents health insurance premiums.

                 Option Grants in Last Fiscal Year

     There were no stock options or stock appreciation rights
("SARs") granted to the named executive or executed by him during the fiscal year. Aggregate stock option and SAR values at fiscal year-end are set forth in the following table.

             Aggregated Option/SAR Exercises In Last
        Fiscal Year And Fiscal Year End Option/SAR Values

                                                             Value of
                                            Number of      Unexercised
                                           Unexercised     In-the-Money
                                           Options/SARs    Options/SARs
                   Number of                at FY-End        at FY-End
                Shares Acquired    Value  (Exercisable/    (Exercisable/
      Name        on Exercise    Realized Unexercisable)  Unexercisable)
--------------- ---------------  -------- --------------  --------------
James T. Huffman       -             -      66,666/  -    $104,166/  -

                SELECTION OF INDEPENDENT AUDITORS
                      (Item 2 on Proxy Card)

     The Board of Directors has appointed, subject to ratification by the stockholders, Hein + Associates as the independent certified public accountants of the Company for fiscal 2000. Representatives of Hein + Associates will be present at the Annual Meeting to make any statement they so desire and to answer appropriate stockholder questions.

     In the absence of contrary instructions by a stockholder, the shares represented by the proxies will be voted FOR the ratification of the appointment of Hein + Associates as the Company's independent accountants for fiscal 2000.

     The Board of Directors recommends a vote FOR this proposal and will be governed by the decision of a majority of shares voting.

               MANNER AND EXPENSES OF SOLICITATION

     Solicitation of proxies will be by mail. The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated. In addition, the Company may employ a proxy solicitor. Costs of a proxy solicitor, if any, will be paid by the Company and will not exceed $50,000.

          STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than October 11, 2000 and must conform to applicable Securities and Exchange Commission rules and regulations.

                          OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

     A copy of the Company's Annual Report for the fiscal year ended October 31, 1999, which includes financial statements, is enclosed for your information. The Annual Report is not a part of the proxy solicitation material.

PROXY                CREDO PETROLEUM CORPORATION           PROXY
           THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


  The undersigned stockholder of CREDO Petroleum Corporation (the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders to be held March 16, 2000, at 2:30 p.m., MST, in the Norwest Bank Denver, Forum Room, Seventeenth and Broadway, Denver, Colorado, and hereby appoints James T. Huffman and William F. Skewes, and each of them, with the power of substitution, as Proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournment thereof, hereby ratifying and confirming all that said Proxies may do or cause to be done by virtue thereof. The above named Proxies are instructed to vote all of the undersigned's shares as follows:

 1. Election of Directors: ___  FOR the Class II nominee
                                (except as marked to the contrary
                                below)
                           ___  WITHHOLD AUTHORITY to vote for
                                the Class II nominee listed below

                    Class II - James T. Huffman

 2. Proposal to ratify appointment of Hein + Associates as the independent auditors of the Company for fiscal 2000:

               __ FOR     ___ AGAINST     ___ ABSTAIN

 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                        THIS PROXY, WHEN PROPERLY EXECUTED, WILL
                        BE VOTED AS DIRECTED HEREIN BY THE
                        UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION
                        IS MADE, THIS PROXY WILL BE VOTED FOR
                        PROPOSALS 1 AND 2.

                        Dated this ___ day of ____________, 2000.


__________________________________
                         Signature


__________________________________
                         Signature

                         Please sign your name exactly as it
                         appears on your stock certificate.  If
                         shares are held jointly, each holder
                         should sign.  Executors, trustees and
                         other fiduciaries should so indicate
                         when signing.